Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 16, 2017 (this “Amendment”), among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of June 28, 2013 (as amended by that First Amendment to Credit Agreement dated as of November 11, 2013, by that Second Amendment to Credit Agreement dated as of November 11, 2014, by that Third Amendment to Credit Agreement, dated as of August 3, 2015, and by that certain Fourth Amendment to Credit Agreement, dated as of June 24, 2016, and as the same may be further amended, restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, the Borrower and Holdings have requested that the Required Lenders amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions herein set forth, and that the Administrative Agent acknowledges such amendment; and

WHEREAS, the Administrative Agent and Required Lenders agree to accommodate such requests of the Borrower and Holdings, in each case on the terms and subject to the conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1    Amendments to Credit Agreement.

Effective as of the Fifth Amendment Effective Date (as defined below), and in reliance on the representations and warranties of the Borrower set forth in this Amendment and in the Credit Agreement, as amended hereby:

(a)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Rate” in its entirety as follows:

“Applicable Rate” means, with respect to any Term Loans and any Revolving Credit Loans, a percentage amount equal to (i) if a Base Rate Loan, 5.50% per annum and (ii) if a Eurodollar Rate Loan, 6.50% per annum.”

(b)    Section 2.05(a) of the Credit Agreement is hereby amended to add the text “and Section 2.07(d)” immediately after each reference to “Section 2.05(c)” as set forth in such subsection.

(c)    Section 2.07 of the Credit Agreement is hereby amended by adding a new clause (d) as follows:

“(d)    Payment Premium. Any repayment or prepayment of all or any portion of the principal amount of the Term Loans, and any permanent reduction of all or any portion of the Revolving Credit Commitment, (i) on or prior to the Maturity Date of the Revolving Credit Facility, with respect to the Revolving Credit Facility, (ii) on the Maturity Date of the Term Facility, with respect to the Term Facility, (iii) upon the occurrence of a “change of control” event described in Section 8.01(k) hereof or (iv) upon any refinancing or replacement of the Term Loans or Revolving Credit Facility or any optional or mandatory prepayment of Term Loans (in whole or in part) pursuant to Section 2.05(a) or Section 2.05(b), as applicable, in each case shall be accompanied by a payment premium equal to 1.50% of the aggregate principal amount of such Term Loans so repaid or prepaid or the aggregate principal amount of such permanent reduction of the Revolving Credit Facility, as the case may be (the “Payment Premium”). Notwithstanding anything to the contrary in this Agreement or any other Loan Document, it is understood and agreed that if the Obligations are accelerated as a result of the occurrence and continuance of any Event of Default (including by operation of law or otherwise), the Payment Premium, if any, determined, in the case of acceleration, as of the date of acceleration as if the aggregate principal amount of the Term Loans then outstanding were voluntarily prepaid on such date under Section 2.05(a) and the aggregate principal amount of the Revolving Credit Commitments were permanently reduced to zero on such date, will also be due and payable and will be treated and deemed as though the Term Loans were prepaid as of such date and the Revolving Credit Commitments were permanently reduced to zero on such date and shall constitute part of the Obligations for all purposes herein. Any Payment Premium payable in accordance with this Section 2.07(d) shall be presumed to be equal to the liquidated damages sustained by the Lenders as the result of the occurrence of the event giving rise to the payment of the Payment Premium, and Borrower and the other Loan Parties agree that it is reasonable under the circumstances currently existing. The Payment Premium, if any, shall also be payable in the event the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means. BORROWER AND THE OTHER LOAN PARTIES EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE PAYMENT PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION. Borrower and the other Loan Parties expressly agree that (A) the Payment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel, (B) the Payment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made, (C) there has been a course of conduct between Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Payment Premium, (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this Section 2.07(d), (E) their agreement to pay the Payment Premium is a material inducement to the Lenders to provide the Commitments and make the Loans hereunder, and (F) the Payment Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Lenders or profits lost by the Lenders as a result of the event giving rise to the payment of the Payment Premium.”

(d)    Section 7.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Consolidated First Lien Leverage Ratio. Permit the Consolidated First Lien Leverage Ratio as of the last day of any fiscal quarter of Holdings ending during any period set forth below, for the four (4) fiscal quarters of Holdings ending on such date, beginning with the fiscal quarter of Holdings ending December 31, 2016, to exceed the ratio set forth below opposite such period:

Period Ending on the Fiscal Quarter Ended on the Date Below	Consolidated First Lien Leverage Ratio
December 31, 2016	3.50 to 1.00
March 31, 2017	3.60 to 1.00
June 30, 2017	3.50 to 1.00
September 30, 2017	3.25 to 1.00
December 31, 2017	3.25 to 1.00
March 31, 2018	3.25 to 1.00
June 30, 2018	3.25 to 1.00
Anytime thereafter	3.00 to 1.00”

(e)    Section 11.13(b) of the Credit Agreement is hereby amended by adding the text “, Section 2.07(d)” immediately after the reference to “Section 2.05(c)” as set forth in such subsection.

Section 2    Delayed Effectiveness of Amendments; Covenant to Pay Fees.

(a)    Notwithstanding anything to the contrary set forth herein, the Amendments set forth in Section 1 hereof shall automatically become effective as of the date upon which the following conditions have been satisfied (the “Fifth Amendment Effective Date”), without any further action being required of any party to the Credit Agreement:

(i)    The Borrower, Holdings, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) such counterpart to the Agent;

(ii)    The Administrative Agent shall have received an Acknowledgement in the form of Exhibit A-1 or Exhibit A-2 hereto executed by each Loan Party that is not a party hereto;

(iii)    the Administrative Agent shall have received a certificate, dated the Fifth Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower and Holdings that the representations and warranties made by the Borrower and Holdings in Section 3(a) of this Amendment are true and correct

(b)    The Borrower hereby covenants and agrees that all fees and expenses required to be paid to the Administrative Agent and the Revolver Agent on the Fifth Amendment Effective Date (including reasonable and documented out-of-pocket legal fees and expenses) shall be paid to within two Business Days of the Fifth Amendment Effective Date.

Section 3    Representations and Warranties.

To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and Holdings, jointly and severally, hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof:

(a)    The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, is true and correct in all respects) on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, are true and correct in all respects) as of such earlier date, and except that for purposes of this Section 3(a), the representations and warranties contained in Section 5.01 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;

(b)    each Loan Party that is a party hereto has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(c)    the execution, delivery and performance by each Loan Party that is a party hereto of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Person;

(d)    this Amendment and the Credit Agreement, as amended hereby, each constitutes the legal, valid and binding obligation of each Loan Party that is a party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(e)    no Default or Event of Default exists, both before and after giving effect to this Amendment; and

(f)    The execution, delivery and performance of this Amendment does not violate any (a) material Requirement of Law, (b) Contractual Obligation or (c) Organization Document of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation or Organization Document (other than the Liens created by the Security Documents). No Requirements of Law or Contractual Obligations applicable to any Group Member could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

Section 4    Reference and Effect on the Credit Documents.

(a)    On and after the Fifth Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. The Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d)    Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender, any L/C Issuer or the Administrative Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e)    This Amendment is a Loan Document.

Section 5    GOVERNING LAW AND JURISDICTION.

(a)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)    SUBMISSION TO JURISDICTION. THE BORROWER AND HOLDINGS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE REVOLVER AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 6    Miscellaneous.

(a)    No Waiver, Etc. Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the

Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer at any time or times hereafter to require strict performance by any Loan Party or any other Person obligated under any Loan Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b)    Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c)    Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d)    No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender, L/C Issuer or Revolver Agent shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e)    Section Titles. The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Administrative Agent and the Required Lenders, on the one hand, and the Borrower and Holdings on the other hand. Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BORROWER AND HOLDINGS:

APPVION, INC., a Delaware corporation, as Borrower

By:	/s/ Thomas J. Ferree
Name:	Thomas J. Ferree
Its:	Senior Vice President Finance, Chief Financial Officer and Treasurer

PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation, as Holdings

By:	/s/ Thomas J. Ferree
Name:	Thomas J. Ferree
Its:	Senior Vice President Finance, Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS:

Blue Shield of California

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Franklin CLO VI, Ltd.

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Muir Woods CLO, Ltd.

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Mercer Multi-Asset Growth Fund

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Franklin US Floating Rate Master Fund

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Nebraska Investment Council

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Kansas Public Employees Retirement System

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Franklin Templeton Series II Funds – Franklin Upper Tier Floating Rate Fund

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Its:	Authorized Signatory

Franklin Templeton Series II Funds – Franklin Upper Tier Floating Rate II Fund

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Its:	Authorized Signatory

Franklin Templeton Series II Funds – Franklin Upper Tier Floating Rate III Fund

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Its:	Authorized Signatory

Franklin Templeton Series II Funds – Franklin Upper Tier Floating Rate II Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Its:	Assistant Vice President

Franklin Floating Rate Master Trust – Franklin Floating Rate Master Series

By:	/s/ Madeline Lam
Name:	Madeline Lam
Its:	Assistant Vice President

Franklin Investors Securities Trust – Franklin Floating Rate Daily Access Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Its:	Vice President

Franklin Templeton Total Return FDP Fund of FDP Series, Inc.

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Commonwealth Fixed Interest Fund 17

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Its:	Authorized Signatory

FT Opportunistic Distressed Fund, Ltd.

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Met Investors Series Trust – Met/Franklin Low Duration Total Return Portfolio

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Lincoln Variable Insurance Products Trust – LVIP Global Income Fund

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Franklin Floating Rate Master Trust – Franklin Middle Tier Floating Rate Fund

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Franklin Bissett Core Plus Bond Fund

By:	/s/ Darcy Beicas
Name:	Darcy Beicas
Its:	VP, PM

Franklin Bissett Corporate Bond Fund

By:	/s/ Darcy Beicas
Name:	Darcy Beicas
Its:	VP, PM

Franklin Strategic Income Fund (Canada)

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Its:	Authorized Signatory

Franklin Bissett Canadian Short Term Bond Fund

By:	/s/ Darcy Beicas
Name:	Darcy Beicas
Its:	VP, PM

Acknowledged:

JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Its:	Managing Director

Exhibit A-1 to Amendment

ACKNOWLEDGMENT

January 16, 2017

Reference is hereby made to (a) the foregoing Fifth Amendment to Credit Agreement dated as of the date hereof (the “Amendment”) by and among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders, and (b) that certain Guarantee and Collateral Agreement dated as of June 28, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time), executed and delivered by APPVION CANADA, LTD., a corporation formed under the laws of Canada (“Guarantor”), in favor of the Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Guarantor hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees that its respective Guaranty remains in full in force and effect with respect to such Guarantor and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Guarantor’s obligations and liabilities under its respective Guaranty, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgment as of the date first written above.

APPVION CANADA, LTD., a corporation formed under the laws of Canada

By:	/s/ Kevin M. Gilligan
Name:	Kevin M. Gilligan
Its:	President and Chief Executive Officer

Exhibit A-2 to Amendment

ACKNOWLEDGMENT

January 16, 2017

Reference is hereby made to (a) the foregoing Fifth Amendment to Credit Agreement dated as of the date hereof (the “Amendment”) by and among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders, (b) that certain Guarantee and Collateral Agreement dated as of June 28, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee and Collateral Agreement”) and (c) that certain assumption agreement to the Guarantee and Collateral Agreement, dated as of April 2, 2014 , made by APVN Holdings LLC, a Delaware limited liability company (the “Guarantor”), in favor of the Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Guarantor hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees that its respective Guaranty remains in full in force and effect with respect to such Guarantor and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Guarantor’s obligations and liabilities under its respective Guaranty, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgment as of the date first written above.

APVN Holdings LLC

By:	/s/ Thomas J. Ferree
Name:	Thomas J. Ferree
Its:	Senior Vice President Finance, Chief Executive Officer and Treasurer